Exhibit 99.1

RICA FOODS, INC. ANNOUNCES RECEIPT OF DELISTING NOTICE BY AMEX

MIAMI, FL. JULY 7, 2003. Rica Foods, Inc. (AMEX: RCF), today announced that it received notice from the American Stock Exchange (the “AMEX”) indicating the Company is no longer in compliance with certain continued listing standards and that the staff of the AMEX intends to file an application with the Securities and Exchange Commission to strike the Company’s common stock from listing and registration on the AMEX. The Company has exercised its right to appeal the decision and has requested a formal hearing to continue its listing on the AMEX.

The staff of the AMEX has informed the Company that the Company’s noncompliance with the AMEX listing standards stems from (i) the Company’s filing a defective Form 10-K for the fiscal year ended September 30, 2002 due to the omission of a signed report of a Certified Public Accountant in violation of Section 1002(d) of the AMEX Company Guide; and (ii) the Company’s filing its Form 10-Qs for the periods ended December 31, 2002 and March 31, 2002 without the review of an Independent Auditor in violation of Section 1002(d) of the AMEX Company Guide.

There can be no assurance that the Company’s request for continued listing will be granted. If the Company is unsuccessful in its appeal, the Company will seek to take steps to enable its shares of common stock to trade on the Over-the-Counter Bulleting Board (OTCBB), a regulated quotation service that offers real time quotes and volume information in over-the-counter securities. However, there can be no assurance that the Company’s shares of common stock will be eligible to trade on the OTCBB. As of the date of this press release, the Company is not current in its reporting obligations under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, which is a requirement to be quoted on the OTCBB.

This press release contains “ forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of factors and uncertainties which could cause the Company’s actual results and experiences to differ materially from the anticipated results and expectations expressed in such forward-looking statements. The Company cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. Among the factors that may affect the operating results of the Company are the following: (i) fluctuations in the cost and availability of raw materials, such as feed grain costs in relation to historical levels; (ii) market conditions for finished products, including the supply and pricing of alternative proteins which may impact the Company’s pricing power; (iii) risks associated with leverage, including cost increases attributable to rising interest rates; (iv) changes in regulations and laws, including changes in accounting standards, environmental laws, occupational and labor laws, health and safety regulations, and currency fluctuations; and (v) the effect of, or changes in, general economic conditions.

Words such as expects, anticipates, intends, plans, believes, seeks, estimates, should and variations of those words and similar expressions are intended to identify these forward-looking statements. Forward-looking statements made by the Company and its management are based on estimates, projections, beliefs and assumptions of management at the time of such statements and are not guarantees of future performance. The Company disclaims any obligations to update or review any forward-looking statements based on the occurrence of future events, the receipt of new information or otherwise. Such forward-looking statements involve known and unknown risks, uncertainties or other factors which may cause actual results, performance, or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. For more complete information concerning factors that could affect the Company’s results, reference is made to the Company’s registration statements, reports, or other documents filed with the Securities and Exchange Commission.

For more information contact us at (305) 365-9694, or email to: mmarenco@ricafoods.com.